UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 19, 2005

RAIT Investment Trust
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

c/o RAIT Partnership, L.P., 1818 Market Street, 28th Floor, Philadelphia, Pennsylvania		19103
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(215) 861-7900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

At a meeting of the compensation committee of the board of trustees of RAIT Investment Trust held on July 19, 2005, the compensation committee adopted the following forms of agreements to evidence certain types of grants to be made pursuant to the RAIT Investment Trust 2005 Equity Compensation Plan:
- Form of Share Award Agreement with full vesting;
- Form of Unit Award to Cover Grants to Employees;
- Form of Unit Award to Cover Grants to Section 16 Officers; and
- Form of Unit Award to Cover Grants to Non-Employee Trustees.
Copies of these forms are attached to this current report on Form 8-K as Exhibits 10.2 through 10.5, respectively, and are incorporated herein by reference. The form of share award agreement relates to a type of award of RAIT's common shares of beneficial interest pursuant to this plan with immediate full vesting. The forms of unit awards relate to the vesting, redemption with common shares and other terms of unit awards granted pursuant to this plan to RAIT's non-employee trustees, RAIT's officers required to file reports pursuant to Section 16 of the Securities Exchange Act of 1934 and RAIT's other employees, as relevant.

At the same meeting, the compensation committee also determined that all phantom shares awarded under the RAIT Investment Trust Phantom Share Plan will be redeemed for an equivalent number of common shares of beneficial interest of RAIT, instead of the cash equivalent value of such shares, on the designated redemption date. The outstanding phantom shares under this phantom share plan had all been granted to the non-employee trustees of RAIT. The designated redemption date for these grants is within 45 days of a separation from service of the trustee from the board of trustees of RAIT. The compensation committee adopted a form of letter to the non-employee trustees regarding this change to the terms of the outstanding phantom shares. A copy of this form of letter is attached to this current report on Form 8-K as Exhibit 10.1, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number Exhibit Description
------- -------------------
10.1 Form of Letter to Trustees Regarding the redemption of Phantom Shares
10.2 Form of Share Award Agreement with full vesting
10.3 Form of Unit Award to Cover Grants to Employees
10.4 Form of Unit Award to Cover Grants to Section 16 Officers
10.5 Form of Unit Award to Cover Grants to Non-Employee Trustees

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Investment Trust

July 25, 2005	By:	/s/ Ellen J. DiStefano

Name: Ellen J. DiStefano
Title: Chief Financial Officer and Executive Vice President

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Exhibit Index

Exhibit No.	Description

10.1	Form of Letter to Trustees Regarding the redemption of Phantom Shares
10.2	Form of Share Award Agreement with full vesting
10.3	Form of Unit Award to Cover Grants to Employees
10.4	Form of Unit Award to Cover Grants to Section 16 Officers
10.5	Form of Unit Award to Cover Grants to Non-Employee Trustees